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                                                        Exhibit No. 99(b)(19)(c)

                          DIMENSIONAL INVESTMENT GROUP INC.

                                  POWER OF ATTORNEY


         The undersigned officers and directors of DIMENSIONAL INVESTMENT GROUP INC. (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, IRENE R. DIAMANT, CATHERINE L. NEWELL and STEPHEN W. KLINE, ESQUIRE (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares by the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         The undersigned officers and directors hereby execute this Power of Attorney as of this 18th day of July, 1997.


/s/ David G. Booth                /s/ Rex A. Sinquefield
------------------------------    --------------------------------
David G. Booth,                   Rex A. Sinquefield, Chairman-
Chairman-Chief Executive          Chief Investment Officer and
Officer, President and            Director
Director


/s/ George M. Constantinides      /s/ John P. Gould
------------------------------    --------------------------------
George M. Constantinides,         John P. Gould, Director
Director


/s/ Roger G. Ibbotson             /s/ Merton H. Miller
------------------------------    --------------------------------
Roger G. Ibbotson, Director       Merton H. Miller, Director



/s/ Myron S. Scholes              /s/ Michael T. Scardina
------------------------------    --------------------------------
Myron S. Scholes, Director        Michael T. Scardina, Chief
                                  Financial Officer, Treasurer
                                  and Vice President